                                                                                                         Exhibit 23

                             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-92904,
333-28559 and 333-50940) of O'Sullivan Industries Holdings, Inc. of our report dated September 27, 2004 relating to the consolidated financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
September 28, 2004